Exhibit 99.2

1st Quarter 2003 Earnings Teleconference January 22, 2003 Lucent Technologies

This presentation includes some forward-looking statements about our expectations for our future performance. Actual results could differ materially from those suggested by our comments today. Additional information about factors that could affect future results are addressed in our SEC filings, including our Form 10-K, 10-Q, and 8-Ks. A summary is included at the end of this presentation. Any information contained herein should be read in conjunction with the January 22, 2003 Q1 earnings press release with accompanying financial tables. Forward-Looking Statement Disclosure

Quarterly Results Highlights Arrows indicate direction of sequential change Gross Margin % includes $700M of charges in Q402 Operating Expenses includes significant charges and asset impairments in Q402

Segment Results Lucent Worldwide Services revenue of $468M and $554M for Q103 and Q402 respectively is included in segment revenue

Operating Expenses Q402 Bad Debt & Vendor Financing includes $250M in charges related to a significant customer finance default Q402 R&D includes $250M in charges primarily related to software capitalization write-downs

Cash Flow * Defined as changes in receivables, inventories, contracts in process and accounts payable

Cash & Debt Summary

Preferred Stock Exchanges Results in an approximately $90M reduction in annual interest and dividend requirements

Vendor Finance Review

Cash Walk - Remainder FY 2003

Key Takeaways Financial results in line with guidance Revenue down 9% Improvement in gross margin Continued reductions in expenses Continued operating and capital structure improvements Staff reductions ahead of plan Reduced vendor financing commitments by approximately $600M Repurchased over $1B of convertible securities 2003 guidance Q203 revenue about $2.5B Sequential improvement to the bottom line in Q203 Financially planning for about a 20% year-over-year revenue decline Targeting return to profitability by end of fiscal 2003 Sufficient liquidity to fund operations and restructuring Cash at end of fiscal 2003 projected at more than $2B

Forward-Looking Statement Disclosure This presentation contains forward-looking statements that are based on current expectations, estimates, forecasts and projections about us, our future performance, the industries in which we operate, our beliefs and our management's assumptions. In addition, other written or oral statements that constitute forward-looking statements may be made by or on behalf of us. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. These risks and uncertainties include: the failure of the telecommunications market to improve or improve at the pace we anticipate; continued net losses may reduce or impair our legally available surplus; our ability to realize the benefits we expect from our strategic direction and restructuring program; our ability to secure additional sources of funds on reasonable terms; our credit ratings; our ability to compete effectively; our reliance on a limited number of key customers; our exposure to the credit risk of our customers as a result of our vendor financing arrangements and accounts receivable; our reliance on third parties to manufacture most of our products; the cost and other risks inherent in our long-term sales agreements; our product portfolio and ability to keep pace with technological advances in our industry; the complexity of our products; our ability to retain and recruit key personnel; existing and future litigation; our ability to protect our intellectual property rights and the expenses we may incur in defending such rights; changes in environmental health and safety law; changes to existing regulations or technical standards; the social, political and economic risks of our foreign operations; the impact if our common stock is de-listed from the New York Stock Exchange; and the costs and risks associated with our pension and postretirement benefit obligations. For a further list and description of such risks and uncertainties, see the reports filed by Lucent with the Securities and Exchange Commission. Except as otherwise required under federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.